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          ______________________________________________________________________________________________________
               AMERICAN BANK NOTE COMPANY                     PRODUCTION COORDINATOR: CHRISTINE SMITH: 213-330-9108
                 680 BLAIR MILL ROAD                                          PROOF OF MAY 14, 1998
                  HORSHAM, PA 18044                                        SKYTEL COMMUNICATIONS, INC.
                  (215) 657-3480                                                  H 56360fc
          ------------------------------------------------------------------------------------------------------
             SALES: J. UMLENBROCK: 314-421-6567                    OPERATOR:                    JW/eg
          ------------------------------------------------------------------------------------------------------
              /NET/BANKNOTE/HOME 46/32/SKYTEL 56360                                    REV. 1
          ______________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
COMMON STOCK                                                                                                 COMMON STOCK
                                                         [LOGO OF SKYTEL]
 INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE                             SKYTEL COMMUNICATIONS, INC.                           CUSIP 83087Q 10 4

THIS CERTIFICATE IS TRANSFERABLE IN                                                                         SEE REVERSE FOR
NEW YORK, NY AND RIDGEFIELD PARK, NJ                                                                      CERTAIN DEFINITIONS
____________________________________________________________________________________________________________________________________
THIS CERTIFIES THAT

                                                             H 056360

                                                         _____________________
                                                            OK TO PRINT
                                                         AS SHOWN X
                                                                 ------------
                                                         WHEN CORRECT
                                                                     --------
                                                         PM /s/ Dale Lowry
                                                           ----------------
                                                         _____________________

____________________________________________________________________________________________________________________________________
                     FULLY PAID AND NON-ASSESSABLE SHARES, ONE CENT ($0.01) PAR VALUE, OF THE COMMON STOCK OF
       ----------------------------------------------------                             -------------------------------------
----------------------------------------------------------- SKYTEL COMMUNICATIONS, INC. --------------------------------------------
       ----------------------------------------------------                             -------------------------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
              This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
            WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

COUNTERSIGNED AND REGISTERED:                                                            /s/ John N. ^^^
      CHASEMELLON SHAREHOLDER SERVICES, L.L.C.                                                       DIRECTOR OF THE BOARD
                              TRANSFER AGENT AND REGISTRAR

BY

                     AUTHORIZED SIGNATURE                                               /s/ ^^^
                                                                                                     SECRETARY
                                                  [SEAL OF SKYTEL COMMUNICATIONS]
____________________________________________________________________________________________________________________________________
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                          SKYTEL COMMUNICATIONS, INC.

    The Corporation will furnish to any shareholder upon request and without charge a full statement of the powers, designations, relative rights, and preferences of the shares of each class or series of stock authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Corporation or its Transfer Agent.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:




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

TEN COM - as tenants in common          UNIF GIFT MIN ACT______ as Custodian for____ UNIF TRAN MIN ACT_____ as Custodian for_____
TEN ENT - as tenants by the entireties                   (Cust)                (Minor)                (Cust)               (Minor)
JT TEN  - as joint tenants with
          right of survivorship                under Uniform Gifts to Minors               under Uniform Transfers to Minors
          and not as tenants in common
TOD     - transfer on death direction in                 Act__________                               Act________
          event of owner's death, to person                  (State)                                     (State)
          named on face

                                                    Additional abbreviations may also be used though not in the above list.

          For Value Received, ______________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------  Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------------------------------------------------------    Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________________________


                                                                              ----------------------------------------------------
                                                                              Signature(s) Guaranteed:
NOTICE: THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH THE                                          ----------------------------------------------------
NAME(S) AS WRITTEN UPON THE FACE OF                                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
THE CERTIFICATE IN EVERY PARTICULAR,                                         GUARANTOR INSTITUTION, BANKS, STOCKBROKERS, SAVINGS
WITHOUT ALTERATION OR ENLARGEMENT OR                                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
ANY CHANGE WHATEVER.                                                         IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
                                                                             PROGRAM, PURSUANT TO S.E.D. RULE 17A-1E

This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Skytel
Communications, Inc. and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of Skytel Communications, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, may be amended or may be evidenced by separate certificates and no longer be evidenced by this Certificate. Skytel Communications, Inc. will mail to the holder of this
Certificate a copy of the Rights Agreement without charge within five business days after receipt of a written request therefor.
Under certain circumstances as set forth in the Rights Agreement, Rights beneficially owned by an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.


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        AMERICAN BANK NOTE COMPANY                                   PRODUCTION COORDINATOR: CHRISTINE SMITH: 215-536-2103
          880 BLAIR MILL ROAD                                                 PROOF OF APRIL 21, 1998
          HORSHAM, PA 19044                                                SKYTEL COMMUNICATIONS, INC.
            (215) 657-3480                                                            H56360bk
------------------------------------------------------            ---------------------------------------------------------
    SALES:   J. UHLENBROOK: 314-481-8587                                   OPERATOR:                       JW
------------------------------------------------------            ---------------------------------------------------------
    /NET/BANKNOTE/HOME 46/82/SKYTEL 66360                                                    NEW
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